UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2013

Pizza Inn Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri                                                      0-12919                                           45-3189287
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas                                                                              75056
(Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders of Pizza Inn Holdings, Inc. (the “Company”) was held on November 13, 2013.  Of the 8,468,684 shares of common stock of the Company entitled to vote at the meeting, 6,341,030 shares were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:
Director	Votes For	Votes Against Or Withheld	Abstentions and Broker Non-Votes
Mark E. Schwarz Clinton J. Coleman William C. Hammett, Jr. Steven M. Johnson Robert B. Page Ramon D. Phillips James K. Zielke	3,742,045 3,740,972 3,751,485 3,751,497 3,751,332 3,751,497 3,751,496	27,509 28,582 18,069 18,057 18,222 18,057 18,058	2,571,476 2,571,476 2,571,476 2,571,476 2,571,476 2,571,476 2,571,476

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s 2013 Proxy Statement, including the compensation tables and narrative discussion.”

At the Annual Meeting, 3,719,645 shares were voted in favor of the Say-On-Pay Resolution; 36,841 shares were voted against the Say-On-Pay Resolution; and 2,584,544 shares abstained from voting or were broker non-votes on the Say-On-Pay Resolution.

The Board of Directors also submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Frequency Resolution”):

“RESOLVED, that the frequency with which the Company shall submit to its shareholders for an advisory vote a resolution approving the compensation of its named executive officers shall be either every (select one):  (i) one year; (ii) two years; or (iii) three years.”

With respect to the Say-On-Frequency Resolution, 3,724,009 shares were voted in favor of “One Year”; 17,420 shares were voted in favor of “Two Years”; 10,924 shares were voted in favor of “Three Years”; and 2,588,677 shares abstained from voting or were broker non-votes on the Say-On-Frequency Resolution.

Shareholders also voted on a proposal to amend the Company’s 2005 Nonemployee Directors Stock Option Award Plan (the “2005 Director Plan”) to increase the maximum aggregate number of shares of Common Stock which may be issued thereunder from 500,000 shares to 650,000 shares.  At the Annual Meeting, 3,638,977 shares were voted in favor of the proposal to amend the 2005 Director Plan; 111,096 shares were voted against the proposal to amend the 2005 Director Plan; and 2,590,957 shares abstained from voting or were broker non-votes on the proposal to amend the 2005 Director Plan.

The shareholders were also asked to ratify the selection of Montgomery, Coscia and Greilich LLP (“MCG”) as the independent auditors of the Company for fiscal 2014.  At the Annual Meeting, 6,237,102 shares were voted in favor of the selection of MCG; 40,944 shares were voted against the selection of MCG; and 62,984 shares abstained from voting on the selection of MCG.

No other matter was voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pizza Inn Holdings, Inc.

Date: November 19, 2013	By: /s/ Randall E. Gier Randall E. Gier Chief Executive Officer